UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 4, 2022

NDIVISION INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55920	47-5133966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7301 N. State Highway 161, Suite 100, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 214-785-6355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 4, 2022, nDivision Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Mast Hill Fund, L.P., a Delaware limited partnership (the “Investor”), with respect to the sale and issuance (the “Issuance”) to the Investor of (i) a promissory note in the principal amount of $500,000, with an original issue discount of $50,000 for a purchase price of $450,000 (the “Note”); (ii) a common stock purchase warrant (the “Warrant”) with an exercise price of $0.40 per share (the “Exercise Price”) to purchase up to 416,667 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to adjustment; and (iii) a commitment fee in the form of 1,666,667 shares of Common Stock (the “Commitment Fee Shares”). The Note and the Warrant were issued on May 4, 2022 (the “Issuance Date”).

The Company received the aggregate net cash proceeds of $408,500 from the Investor due to (i) a $10,000 reduction in purchase price for legal fees and expenses of the Investor and (ii) $31,500 of the purchase price being paid directly to the Company’ registered broker-dealer for its services in connection with the transaction. The Purchase Agreement provides that the Company may use the proceeds from the sale and issuance of the Note for working capital and other general corporate purposes, and shall not use such proceeds for loan or investment purposes except in connection with the Company’s subsidiaries.

Until the sooner of the 12 month anniversary of the Issuance Date or the date the Note is converted or repaid in full, the Company is restricted, without the Investor’s prior written consent, from (i) changing the nature of its business, (ii) selling, divesting, acquiring or changing the structure of any of its material assets other than in the ordinary course of business or (iii) partaking in certain variable rate transactions. The Purchase Agreement also contains representations and warranties, other covenants and conditions customary for transactions of this type.

The foregoing description of the Purchase Agreement does not purport to be a complete description of the rights and obligations of the parties thereto and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Note

The Note is scheduled to mature 12 months after the Issuance Date on May 4, 2023, and provides for interest to accrue at a rate of 10% per annum, or, upon an event of default, the lesser of (i) 18% per annum and (ii) the maximum amount permitted under law. The Note may be prepaid at any time, without penalty.

Pursuant to the terms of the Note, the Investor has the right, only following an Event of Default (as defined in the Note), to convert all or any part of the outstanding and unpaid principal and interest on such Investor’s Note into shares of Common Stock. The initial conversion price, following and during an Event of Default, for the principal and interest of the Note will be $0.10, subject to adjustment as provided therein. The Note is subject to adjustment upon certain events such as distributions and mergers, and provides for anti-dilution protections for certain issuance of securities by the Company at a price that is lower than the then-current conversion price. The Note also imposes specified restrictions or obligations on the Company with respect to the Company’s ability, without the consent of the Investor, to incur other indebtedness, make distributions on capital stock, repurchase capital stock, sell a significant portion of its assets or lend money, in each case, subject to certain exceptions.

The foregoing description of the Note does not purport to be complete description of the rights and obligations of the parties thereto and is qualified in its entirety by reference to the full text of the Note, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

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The Warrant

Under the Warrant, the Investor is entitled to purchase up to 416,667 shares Common Stock, subject to adjustment as described therein and based on the exercise price for the Warrant then in effect. The Warrant has an initial exercise price of $0.40 per share, subject to anti-dilution adjustments and adjustments upon certain actions of the Company, such as the declaration of dividends, distribution of assets or subdivisions or combinations of Common Stock, each as further described therein. The Warrant may be exercised in whole or in part during the 3 year period following the Issuance Date upon the payment in cash of the applicable exercise price. In the event of a Fundamental Transaction (as defined in the Warrant), the Investor, upon any subsequent exercise of the Warrant, will be entitled to receive a number of shares of Common Stock of a successor entity or of the Company and any additional consideration in connection with the Fundamental Transaction as further described in the Warrant.

The foregoing description of the Warrant does not purport to be complete description of the rights and obligations of the parties thereto and is qualified in its entirety by reference to the full text of the Warrant, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the disclosure set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the disclosure set forth in Item 1.01 above is incorporated herein by reference. The issuances and sale of securities in the Issuance will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder.

Following the issuance of shares of Common Stock in the Issuance, the Company has 47,586,537 shares of Common Stock issued and outstanding.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by this Item 3.03, the disclosure set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description

4.1	Promissory Note, in the principal amount of $500,000, issued as of May 4, 2022.
4.2	Common Stock Purchase Warrant, dated as of May 4, 2022.
10.1*	Securities Purchase Agreement, dated as of May 4, 2022.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules, exhibits, and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NDIVISION INC.

Date: May 10, 2022	By:	/s/ John Tittle, Jr.
John Tittle, Jr.
Chief Financial Officer

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